PRUDENT BEAR FUNDS, INC.

                        Supplement dated August 12, 1999
            to the Class C Shares Prospectus dated November 30, 1998

         The following discussion supplements and is in addition to the discussion under the caption "YEAR 2000" on page 20 of the Class C Shares
Prospectus:

                  The Prudent Bear Fund, Inc. (the "Fund") has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including the Adviser (David W. Tice & Associates, Inc.), the Administrator (Firstar Mutual Fund Services, LLC), its transfer agent and its custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.